Inventories, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Inventory Disclosure [Abstract]
INVENTORIES, NET

NOTE 4. INVENTORIES, NET

Inventories consisted of the following:

	December 31, 2021	March 31, 2022
Work in process	$20,760	$23,124
Raw materials	25,266	26,128
Finished goods	7,398	8,829
Total	$53,424	$58,081

Provision for obsolete inventories at $218 and $471 were recognized for the three months ended March 31, 2021 and 2022, respectively.

5. INVENTORIES, NET

Inventories consisted of the following:

	December 31, 2020	December 31, 2021
Work in process	$22,167	$20,760
Raw materials	17,451	25,266
Finished goods	5,350	7,398
Total	$44,968	$53,424

Provision for obsolete inventory at $4,233, $1,343 and $18,295 were recognized for the years ended December 31, 2019, 2020 and 2021, respectively, primarily related to the obsolete inventory as a result of technology development or product upgrade.